FHLBANK DECLARES SECOND QUARTER DIVIDEND; ANNOUNCES CONTINUATION OF STOCK DIVIDENDS

June 27, 2014 – We are pleased to announce that FHLBank Topeka’s board of directors approved the following dividends for the second quarter of 2014 at its June 27, 2014, meeting:

• Class A Common Stock: 1.00 percent (per annum)
• Class B Common Stock: 5.00 percent (per annum)

The dividends are payable in the form of Class B Common Stock and will be credited to your institution’s capital stock account on June 30, 2014. Any partial shares will be paid in cash and credited to your institution’s demand deposit account on that date as well.

Based on the implementation of the capital management changes in the second quarter, and considering projected third quarter operating performance, management expects to recommend the following stock dividend rates for the third quarter of 2014:

• Class A Common Stock: 1.00 percent (per annum)
• Class B Common Stock: 6.00 percent (per annum)

Management cautions, however, that market conditions can be unpredictable and adverse changes may result in lower dividends rates in the next quarter.

Continuation of Stock Dividends. When we announced changes in capital management practices in March, management proposed moving to cash dividends. After being contacted by several members, management elected to conduct a survey of members to determine member preference for stock or cash dividends. Following the survey, management interviewed a number of members to better understand their preference. Thank you to all who participated in the survey. After reviewing the results of the survey and the interviews, the board of directors elected to continue the practice of paying stock dividends. While FHLBank intends to continue the practice of periodically repurchasing excess stock outstanding, management acknowledges stock dividends provide a potential member benefit even when followed by an immediate repurchase of the excess stock created by the stock dividend. For additional information on the potential benefit of stock dividends, go to http://www.fhlbtopeka.com/resources/Related/302-StockDividends.pdf.

If you have any questions related to the dividend or the capital management changes, please contact Lending at 800.809.2733.

The information contained in this announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank’s operations. These statements may be identified by the use of forward-looking terminology such as “will,” “expects,” “may,” “projected” or other variations on these terms. FHLBank cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: political events, including legislative, regulatory, judicial or other developments that affect FHLBank, its members, counterparties or investors; regulatory actions and determinations, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in economic and market conditions, including conditions in the mortgage, housing and capital markets; changes in the U.S. government’s long-term debt rating and the long-term debt rating of FHLBank and/or other Federal Home Loan Banks; changes in demand for advances or consolidated obligations of FHLBank and/or of the FHLBank System; effects of derivative accounting treatment, OTTI accounting treatment and other accounting rule requirements; the effects of amortization/accretion; gains/losses on derivatives or on trading investments; volatility of market prices, rates and indices and the timing and volume of market activity; changes in FHLBank’s capital structure; membership changes, including changes resulting from member failures, mergers or changes in principal place of business; soundness of other financial institutions, including FHLBank’s members, nonmember borrowers and the other FHLBanks; changes in the value or liquidity of collateral underlying advances to FHLBank’s members or nonmember borrowers or collateral pledged by derivative counterparties; changes in the fair value and economic value of, impairment of, and risks associated with FHLBank’s investments in mortgage loans and mortgage-backed securities or other assets and the related credit enhancement protections; competitive forces, including the availability of other sources of funding for members; the willingness of members to do business with FHLBank; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; and adverse developments or events affecting or involving other FHLBanks, housing GSEs or the FHLBank System in general. Additional risks that might cause FHLBank’s results to differ from these forward-looking statements are provided in detail in FHLBank’s filings with the SEC, which are available at http://www.sec.gov/.

All forward-looking statements contained in this announcement are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.